UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2015

DSP GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35256 (Commission File Number)	94-2683643 (I.R.S. Employer Identification No.)

161 S. San Antonio Road, Suite 10, Los Altos, CA (Address of Principal Executive Offices)	94022 (Zip Code)

408/986-4300
(Registrant’s Telephone Number, Including Area Code)

With a copy to:
Jaclyn Liu, Esq.
Morrison & Foerster llp
425 Market Street
San Francisco, CA 94105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 8, 2015, DSP Group, Inc. (the “Company”) held its annual meeting of stockholders (the “2015 Annual Meeting”) whereby the stockholders approved an amendment and restatement of the Restated Certificate of Incorporation (the “Second Restated Certificate”) of the Company to eliminate supermajority voting provisions therein and integrate into a single document all prior stockholder-approved amendments of the Restated Certificate of Incorporation into a single document. Subsequent to stockholder approval, the Second Restated Certificate was filed and accepted by the Secretary of State of the State of Delaware on June 12, 2015. A copy of the Second Restated Certificate is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the 2015 Annual Meeting, the following proposals were submitted to a vote of stockholders and the voting results are set forth below. The proposals are described in detail in the proxy statement for the 2015 Annual Meeting that the Company filed with the Securities and Exchange Commission on May 7, 2015.

1.     Election of six directors as specifically set forth below, each to serve until the 2016 annual meeting of stockholders:

Ofer Elyakim	For: 17,561,014	Withheld: 227,548	Broker Non-Vote: 1,515,438

Thomas A. Lacey	For: 17,407,652	Withheld: 380,910	Broker Non-Vote: 1,515,438

Gabi Seligsohn	For: 17,522,705	Withheld: 265,857	Broker Non-Vote: 1,515,438

Yair Seroussi	For: 17,421,095	Withheld: 367,467	Broker Non-Vote: 1,515,438

Patrick Tanguy	For: 17,413,925	Withheld: 374,637	Broker Non-Vote: 1,515,438

Kenneth H. Traub	For: 17,425,538	Withheld: 363,024	Broker Non-Vote: 1,515,438

2.     Proposal to approve Second Restated Certificate of Incorporation to eliminate supermajority voting provisions therein and integrate into a single document all prior stockholder-approved amendments into a single document:

For: 17,761,173	Against: 24,791	Abstain: 2,598	Broker Non-Vote: 1,515,438

3.     Proposal to approve Second Restated Certificate of Incorporation to add a provision to designate Delaware Chancery Court as the exclusive forum for certain legal actions and integrate into a single document all prior stockholder-approved amendments into a single document:

For: 10,839,115	Against: 6,946,309	Abstain: 3,138	Broker Non-Vote: 1,515,438

4.     Proposal to increase the number of shares authorized under the Company’s amended and restated 2012 equity incentive plan by 1,000,000 shares:

For: 16,423,788	Against: 1,363,426	Abstain: 1,348	Broker Non-Vote: 1,515,438

5.     Proposal to increase the number of shares authorized under the Company’s amended and restated 1993 employee purchase plan by 1,000,000 shares:

For: 17,511,230	Against: 161,525	Abstain: 115,807	Broker Non-Vote: 1,515,438

6.     Proposal to ratify the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent auditors for the year ending December 31, 2015:

For: 18,827,248	Against: 471,612	Abstain: 5,140	Broker Non-Vote: 0

7.     Advisory vote to approve the Company’s named executive officers compensation:

For: 17,170,619	Against: 615,070	Abstain: 2,873	Broker Non-Vote: 1,515,438

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1         Second Restated Certificate of Incorporation of DSP Group, Inc., effective as of June 12, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSP GROUP, INC.

Date: June 12, 2015	By:	/s/ Dror Levy
Dror Levy Chief Financial Officer and Secretary

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